September 1, 2006

Tim Novak

Chairman & Chief Executive Officer TenthGate Incorporated

1900 Campus Commons Drive

Suite 100

Reston, VA 20191

Re: Engagement Letter Dear Tim;

This engagement letter (the “Agreement”) is submitted in connection with discussions between representatives of our firm and you on behalf of TenthGate Incorporated (the “Company”) concerning a proposed private placement of the Company’s securities.

We have been advised by the Company that the Company may seek to raise capital to expand its operations and for general and other corporate purposes. We are further advised that such amount is expected to be obtained from the proceeds of privately placed equity and/or debt securities of the Company.

Engagement

The Company hereby engages us, and we agree to be engaged, as the Company’s exclusive financial advisor and placement agent for a period of twelve (12) months, commencing upon acceptance of this Agreement, (the “Exclusivity Period”) with respect to the private placement (“Private Placement”) of the Company’s securities.

Due Diligence and Information

We shall conduct our due diligence with respect to the Company and advise the Company on an appropriate structure and price for the Private Placement. To perform such services, we shall require that the Company:

•	furnish to us any and all information and data concerning the Company and its affiliates which we deem appropriate;
•

provide us and our representatives with reasonable access during normal business hours to the Company’s officers, directors, employees, appraisers, independent accountants, legal counsel and other consultants and advisors; and

•	take such commercially reasonable actions as may be reasonably requested by us to effect the purposes of this Agreement.

192 East Bay Street, Suite 300

Charleston, SC 29464

(V) 843-853-8222 (F) 843-278-0097

www.seqinv.com

September 1, 2006 Page 2

Our Compensation

As part of the compensation for services to be provided by us hereunder, the Company agrees (i) that in the event the Company determines to pursue one or more public or private offerings during the Exclusivity Period, we shall have the right but not the obligation to act as the Company’s lead placement agent or managing underwriter, with respect to such offering, and (ii) that in the event a placement agent agreement is not entered into by the Company and us by the end of the Exclusivity Period, the Company will reimburse us promptly for all out-of-pocket expenses (including the reasonable fees and expenses of our counsel and reasonable travel expenses) incurred by us in connection with our engagement hereunder, including due diligence and informational meetings, whether or not a transaction is consummated.

In addition, in the event that the Company or any if its affiliates sells any of its securities during the Exclusivity Period other than through us, the Company shall pay us, as a reasonable estimate of the value of our services under this Agreement, 10% of the amount of gross proceeds raised by the Company or its affiliates during the Exclusivity Period. For the purpose of calculating the amount payable under this paragraph, the gross proceeds shall include, without limitation, cash, notes, securities, other property, payments made in installments, and the fair market value of any deferred investments contingent upon the future performance of the Company or any of its businesses or assets.

In the event that we agree to act as lead placement agent in connection with the Private Placement, the Company and us will enter into a placement agent agreement, containing provisions for, among other things, compensation, indemnification, contribution, and representations and warranties, which are usual and customary for similar agreements entered into by placement agents or other investment bankers of national standing acting in similar transactions. In addition, the Company agrees that in the event it determines to hire a financial advisor with respect to any other transaction involving an offering of debt or equity securities during the Exclusivity Period, that we shall have the right but not the obligation to be engaged as exclusive advisor, on terms to be mutually agreed upon, with respect to such transaction.

Securities to be Offered

The securities to be offered in the Private Placement will be common stock, or any equity or debt derivative security of the Company’s common stock, or a combination thereof, to be agreed upon by the Company and us (the “Securities”). All of the Securities will be sold by the Company through us, acting as an agent, on a best efforts basis. We may either elect to associate with a number of broker-dealers in a syndication or elect to distribute the entire Private Placement without a syndicate.

September 1, 2006 Page 3

Private Placement Memorandum

The Company will prepare with our cooperation offering materials (the “Private Placement Memorandum”) for use in an offering to accredited investors in an offering exempt from registration under Rule 506 of the Securities Act of 1933, as amended. The Private Placement Memorandum, and all amendments and supplements thereto, will be in form satisfactory to us and counsel to us.

Pricing

The interest of us and the Company in setting an offering price will be mutual, inasmuch as we all desire to set a price which is acceptable to you and the prospective investors and which results in a successful private placement. Our goal is to achieve a fair offering price without jeopardizing either the success of the offering or the long-term market reception of the Company’s securities. In determining the offering price, we will review a number of conditions and factors at the time of the pricing including, but not limited to, the aggregate market value of the Company, general market conditions, the degree of investor interest in the Company and market prices of securities of those companies deemed to be comparable to the Company.

Commissions

Based on a study of comparable offerings, general market conditions, the size of the proposed offering, and certain other factors, we suggest that the gross commissions will be 10% of the private placement offering price plus a 2% non-accounting allowance.

Financial Advisory Fee

In connection with the proposed Debt Offering and Private Placement, we will perform certain financial advisory services for the Company. The

Company will pay us a fee of 500,000 common shares of TenthGate common stock due upon the completion of the Debt Offering , and an additional 500,000 common shares on or before the filing of the registration statement. These common shares shall contain customary “best efforts” piggy-back and demand registration right provisions with (a) no penalties and (b) explicit ability of the company to settle in unregistered shares, if necessary. These common shares will be included in the companies first registration statement.

Expenses of the Private Placement

The Company will pay all the costs and expenses incident to the issue, purchase, sale and delivery of the Securities. The Company will also pay all fees and disbursements of counsel to us, fees and disbursements relating to the qualification of the Securities under the securities laws of such states and other jurisdictions as we may designate, the fees and disbursements of its counsel and accountants, and the costs of all

September 1, 2006 Page 4

mailing and printing of the Private Placement Memorandum we may deem reasonably necessary.

Advance of Expenses

As an advance against the expenses expected to be incurred by us under this Agreement, the Company will, upon execution of this Agreement, pay us $5,000. Any amounts owing to us in excess of this amount shall be due upon request by us.

Best Efforts

This Agreement does not constitute an expressed or implied commitment or undertaking on our part to provide any part of any financing and does not ensure the successful arrangement or completion of the Debt Offering or Private Placement or any portion thereof. Notwithstanding any oral representations or assurances previously or subsequently made by the parties, our willingness to underwrite any public offering or to arrange any private placement or other exempt offering of the Company’s securities or to otherwise effect any financing is subject to the execution of a final, definitive underwriting agreement, purchase agreement or placement agent agreement, as the case may be, in our standard form, containing customary representations, warranties, covenants, indemnification provisions and closing conditions, and the satisfaction of such conditions, as well as the absence of any events set forth therein which would permit us to terminate such agreement.

Publicity

Following consummation of any financing and during the Exclusivity Period, consistent with applicable securities laws, we shall have the right to place advertisements in financial and other newspapers and journals, at our own expense, describing our services to the Company hereunder and, in that regard, shall have the right to include therein the name and corporate logo of the Company.

All opinions and advice (written or oral) given by us to the Company in connection with our engagement are intended solely for the benefit and use of the Company and no such opinion or advice shall be used for any other purpose, or reproduced, disseminated, quoted or referred to at any time in any manner or for any purpose, nor shall any public references to us be made by the Company without our prior written consent, which shall not be unreasonably withheld.

Miscellaneous

We are an NASD-member securities firm providing investment banking and financial advisory services. In the course of our activities, we or our affiliates may hold long or short positions, and may trade or otherwise effect transactions for its own account in debt or equity securities or senior loans of the Company.

September 1, 2006 Page 5

The Company acknowledges and agrees that we are:

• being retained to assist the Company in its efforts to obtain financing,
• not being retained to advise the Company as to the underlying business decision to effect any financing or the use of proceeds from such financing; and

•	acting as an independent contractor and not, and shall not be construed, as a fiduciary of the Company.

The Company agrees that we shall not have any liability (including without limitation, liability for any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements) in contract, tort or otherwise to the Company, or to any person claiming through the Company, in connection with our engagement pursuant to this Agreement and the matters contemplated hereby, except to the extent any such liability is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted from our gross negligence or willful misconduct of Sequence.

The laws of the State of South Carolina shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.

The parties hereto irrevocably waive to the extent permitted by law, all rights to trial by jury and all rights to immunity by sovereignty or otherwise in any action, proceeding or counterclaim arising out of or relating to this Agreement.

Conclusion

If you are in agreement with the foregoing, please execute and return the enclosed copy of this letter to the undersigned. We are delighted to be working with you and look forward to a successful offering.

Very truly yours,

Agreed and accepted:

By:

Name: Tim Novak

Title: Chairman & Chief Executive Officer Date:

September 1, 2006 Page 6

TO:	Sequence Investment Partners, LLC August 30, 2006 192 East Bay Street, Suite 300

Charleston, SC 29401

In connection with your engagement pursuant to our letter agreement of even date herewith (the “Engagement”), we agree to indemnify and hold harmless Sequence Investment Partners, LLC. (“Sequence” or “you”) and its affiliates, the respective directors, officers, partners, agents and employees of Sequence and its affiliates, and each other person, if any, controlling Sequence or any of its affiliates (collectively, “Indemnified Persons”), from and against, and we agree that no Indemnified Person shall have any liability to us or our owners, parents, affiliates, security holders or creditors for, any losses, claims, damages or liabilities (including actions or proceedings in respect thereof) (collectively “Losses”) (a) related to or arising out of (i) our actions or failures to act (including statements or omissions made, or information provided, by us or our agents) or (ii) actions or failures to act by an Indemnified Person with our consent or in reliance on our actions or failures to act, or (b) otherwise related to or arising out of the Engagement or your performance thereof, except that this clause (b) shall not apply to any Losses that are finally judicially determined to have resulted primarily from your bad faith or gross negligence. If such indemnification is for any reason not available or insufficient to hold you harmless, we agree to contribute to the Losses involved in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by us and by you with respect to the Engagement or, if such allocation is judicially determined unavailable, in such proportion as is appropriate to reflect other equitable considerations such as the relative fault of us on the one hand and of you on the other hand; provided, however, that, to the extent permitted by applicable law, the Indemnified Persons shall not be responsible for amounts which in the aggregate are in excess of the amount of all fees actually received by you from us in connection with the Engagement. Relative benefits to us, on the one hand, and you, on the other hand, with respect to the Engagement shall be deemed to be in the same proportion as (i) the total value paid or proposed to be paid or received or proposed to be received by us or our security holders, as the case may be, pursuant to the transaction(s), whether or not consummated, contemplated by the Engagement bears to (ii) all fees paid or proposed to be paid to you by us in connection with the Engagement.

We will advance each Indemnified Person all expenses (including reasonable fees and disbursements of counsel) as they are incurred by such Indemnified Person in connection with investigating, preparing for or defending any action, claim, investigation, inquiry, arbitration or other proceeding (“Action”) referred to above (or enforcing this agreement or any related engagement agreement), whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party, and whether or not such Action is initiated or brought by you . We further agree that we will not settle or compromise or consent to the entry of any judgment in any pending or threatened Action in respect of which indemnification may be sought hereunder (whether or not an Indemnified Person is a party therein) unless we have given you reasonable prior written notice thereof and used all reasonable efforts, after consultation with you, to obtain an unconditional release of each Indemnified Person from all liability arising therefrom. In the event we are considering entering into one or a series of transactions involving a merger or other business combination or a dissolution or liquidation of all or a significant portion of our assets, we shall promptly notify you in writing. If requested by Sequence, we shall then establish alternative means of providing for our obligations set forth herein on terms and conditions reasonably satisfactory to Sequence.

If multiple claims are brought against you in any Action with respect to at least one of which indemnification is permitted under applicable law and provided for under this agreement, we agree that any judgment, arbitration award or other monetary award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for. Our obligations hereunder shall be in addition to any rights that any Indemnified Person may have at common law or otherwise. Solely for the purpose of enforcing this agreement, we hereby consent to personal jurisdiction and to service and venue in any court in which any claim which is subject to this agreement is brought by or against any Indemnified Person. We acknowledge that in connection with the Engagement you are acting as an independent contractor with duties owing solely to us. YOU HEREBY AGREE, AND WE HEREBY AGREE ON OUR OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF OUR SECURITY HOLDERS, TO WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTER-CLAIM OR ACTION ARISING OUT OF THE ENGAGEMENT, YOUR PERFORMANCE THEREOF OR THIS AGREEMENT.

The provisions of this agreement shall apply to the Engagement (including related activities prior to the date hereof) and any modification thereof and shall remain in full force and effect regardless of the completion or termination of the Engagement. This agreement and any other agreements relating to the Engagement shall be under seal, governed by and construed in accordance with the laws of State of South Carolina, without regard to conflicts of law principles thereof.

September 1, 2006 Page 7

Very Truly Yours,

Agreed and accepted:

By:

Name: Tim Novak

Title: Chairman & Chief Executive Officer

Date:

By:

Name: Kevin J. High

Title: President

Date:	August 28, 2006